SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
January 28, 2009
(Date of earliest event reported)
SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16493	94-2951005
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)
Registrant’s telephone number, including area code: (925) 236-5000
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     (a) On January 28, 2009, Sybase, Inc. issued a press release announcing its results for the three months and year ended December 31, 2008 (“Q4 2008 Release”), a copy of which is furnished as Exhibit 99.1 and incorporated herein by reference. As part of the Q4 2008 Release, Sybase presented certain financial information, including the following:
(1)	Condensed Consolidated Balance Sheets for December 31, 2008 (unaudited) and December 31, 2007

(2)	Condensed Consolidated Statements of Income (unaudited) for the three and twelve months ended December 31, 2008 and 2007, respectively

(3)	Reconciliation of Non-GAAP Results to GAAP Results for selected items for the three and twelve months ended December 31, 2008 and 2007, respectively

(4)	Condensed Consolidated Statements of Cash Flows (unaudited) for the twelve months ended December 31, 2008 and 2007, respectively

(5)	Consolidated Statement of Operations by Segment for the three months ended December 31, 2008 (unaudited)

(6)	Consolidated Statement of Operations by Segment for the twelve months ended December 31, 2008 (unaudited)

(7)	Reconciliation of Non-GAAP Results to GAAP Results for selected segment items for the three and twelve months ended December 31, 2008 and 2007, respectively

(8)	Reconciliation of GAAP-based EPS to Non-GAAP EPS for the three months ended March 31, 2009 (unaudited)

(9)	Reconciliation of GAAP-based EPS to Non-GAAP EPS for the twelve months ended December 31, 2009 (unaudited)

(10)	Consolidated Statement of Operations — New Segment Format for the twelve months ended December 31, 2008 and December 31, 2007 (unaudited)
     (b) On the same date, the Company orally disclosed certain of the above-referenced pro forma and GAAP amounts, and provided pro forma and GAAP financial guidance for the three months ending March 31, 2009 and twelve months ending December 31, 2009 during a webcast and conference call meeting all of the following requirements:
(1)	The information was provided as part of a presentation that was complementary to and occurred within 48 hours of publication of the Q4 2008 Release;

(2)	The presentation was broadly accessible to the public by dial-in conference call and webcast;

(3)	The financial and other statistical information contained in the presentation was available on the Company’s external website together with information required under Section 244.100 of Regulation G at the time of the conference call and webcast; and

(4)	The presentation was announced by widely disseminated press release that included instructions as to when and how to access the presentation and the location on the Company’s website where the information would be available.
     (c) In accordance with General Instruction B.2 of Form 8-K, the information included the Q4 2008 Release (other than the tables referenced in Item 2.02(a)(1), (2), (4), (5), (6) and (10) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued January 28, 2009

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.
Date: January 29, 2009	By:	/s/ DANIEL R. CARL
		Name:	Daniel R. Carl
		Title:	Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Sybase, Inc. issued January 28, 2009